1 CORPORATE PRESENTATION - MAY 2023 Nasdaq: LNZA A Carbon Recycling Company ©2023 LanzaTech Global, Inc. All rights reserved.

These slides and any accompanying oral presentation contain forward-looking statements. All statements, other than statements of historical fact, included in these slides and any accompanying oral presentation are forward-looking statements reflecting management’s current beliefs and expectations. In some cases, you can identify forward-looking statements by terminology such as “will,” “anticipate,” “expect,” “believe,” “intend” and “should” or the negative of these terms or other comparable terminology. Forward-looking statements in these slides and any accompanying oral presentation include, but are not limited to, statements about estimates and forecasts of other financial and performance metrics and projections of market opportunity, expectations and timing related to the rollout of our business and timing of deployments, customer growth and other business milestones. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of our management and are not predictions of actual performance. These statements relate to future events or to our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Form 10-K filed with the Securities and Exchange Commission and subsequent annual reports, quarterly reports and other filings made with the Securities and Exchange Commission from time to time. Any forward-looking statements contained herein are based on assumptions that we believe to be reasonable as of the date hereof. Except as required by law, we assume no obligation to update these forward-looking statements, even if new information becomes available in the future. This presentation includes data obtained from third-party studies and internal company surveys prepared for other purposes. The company has not independently verified the data obtained from these sources. Forward-looking information obtained from these sources is subject to the same qualification and the additional uncertainties regarding the other forward-looking statements in this presentation. This presentation contains trademarks, service marks, trade names, and copyrights of ours and of other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade name or products in this presentation is not intended to, and does not imply, a relationship with us, or an endorsement or sponsorship by or of LanzaTech. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear with the TM or SM symbols, but such references are not intended to indicate, in any way, that LanzaTech will not assert, to the fullest extent permitted under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. DISCLAIMER 2

Financial Information; Non-GAAP Financial Measures To supplement our financial results presented in accordance with US GAAP and to provide investors with additional information regarding our financial results, we have presented in this presentation adjusted EBITDA, a non-GAAP financial measure. Adjusted EBITDA is not based on any standardized methodology prescribed by US GAAP and is not necessarily comparable to similarly titled measures presented by other companies. We define adjusted EBITDA as as net loss, excluding the impact of depreciation, interest income (expense), net, gain on extinguishment of debt, stock-based compensation and change in fair value of warrant liability, and loss/(gain) from equity method investees, net. We monitor and have presented in this presentation adjusted EBITDA because it is a key measure used by our management and the board of directors to understand and evaluate our operating performance, to establish budgets, and to develop operational goals for managing our business. We believe adjusted EBITDA helps identify underlying trends in our business that could otherwise be masked by the effect of certain expenses that we include in net loss. Accordingly, we believe adjusted EBITDA provides useful information to investors, analysts, and others in understanding and evaluating our operating results and enhancing the overall understanding of our past performance and future prospects. Adjusted EBITDA is not prepared in accordance with US GAAP and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with US GAAP. There are a number of limitations related to the use of adjusted EBITDA rather than net loss, which is the most directly comparable financial measure calculated and presented in accordance with US GAAP. For example, adjusted EBITDA: (i) excludes stock-based compensation expense because it is a significant non-cash expense hat is not directly related to our operating performance; (ii) excludes depreciation expense and, although this is a non-cash expense, the assets being depreciated and amortized may have to be replaced in the future; and (iii) does not reflect the cash requirements necessary to service interest on our debt, which affects the cash available to us; (iv) gain or losses on equity method investee; and (v) certain income or expense items that do not provide a comparable measure of our business performance. In addition, the expenses and other items that we exclude in our calculations of adjusted EBITDA may differ from the expenses and other items, if any, that other companies may exclude from adjusted EBITDA when they report their operating results. In addition, other companies may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. The Company does not provide a reconciliation of forward-looking non-GAAP financial measures to the most comparable U.S. GAAP financial measures on a forward-looking basis because the Company is unable to predict with reasonable certainty the ultimate outcome of pending litigation, unusual gains and losses, foreign currency exchange gains or losses and potential future asset impairments, as well as discrete taxable events, without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP results for the guidance period. DISCLAIMER 3

The processes that underlie human civilization are making our planet uninhabitable LanzaTech has commercialized a decarbonization solution that unites biology with engineering to enable a circular economy Image credit: Pacific Ring of Fire 2004 Expedition. NOAA Office of Ocean Exploration; Dr. Bob Embley, NOAA PMEL, Chief Scientist. 4 OUR “CLIMATE TIME BOMB IS TICKING” – Antonio Guterres, U.N. Secretary-General March 2023

THE WORLD HAS ENOUGH CARBON ABOVE GROUND TO MAKE EVERYTHING WE NEED WE CREATE VALUE WHERE OTHERS SEE WASTE 5

6 6 Production Volume: 46,000 Tons per Year Ethanol Carbon Source: Steel Mill Emissions Production Volume: 46,000 Tons per Year Ethanol Carbon Source: Ferroalloy Emissions Production Volume: 60,000 Tons per Year Ethanol Carbon Source: Ferroalloy Emissions 2018 2021 2022 GLOBALLY LICENSED, COMERCIALLY OPERATIONAL 6

OUR PROCESS RECYCLES CARBON WASTE INTO CHEMICAL BUILDING BLOCKS TO CREATE A WIDE VARIETY OF PRODUCTS 7

CREATING VALUE FROM WASTE: COMMERCIALLY PROVEN AT SCALE 8 STRONG REVENUE GROWTH Y/Y: 2020-2023E $ millions $18.4 $25.5 $37.3 $0 $40 $80 $120 2020 2021 2022 2023E 1.4x 1.5x 2.7x $120 $80 2023E Revenue Guidance1 ▪ 18 years of continuous scaling and de-risking ▪ 3 licensed commercial facilities operating; 3 additional expected to start in 2023 ▪ Global footprint, diverse feedstocks ▪ Demonstrated revenue growth year-over-year 1 2.7x represents the revenue multiple at the midpoint of the 2023E revenue guidance range. 2023E revenue guidance provided on March 29, 2023 Guiding to $80 - $120M of revenue in 2023

A NOVEL CIRCULAR SOLUTION, RECYCLING WASTE CARBON INTO VALUABLE PRODUCTS


4
LANZATECH'S PROPRIETARY PROCESS
1
ABILITY TO LEVERAGE DIVERSE CARBON SOURCES
2
BIOREACTOR
CO_2
ATOMOSPHERIC CO_2
INDUSTRIAL OFF-GAS
GASIFIED SOLID WASTE
CLEAN UP
COMPRESSION
SEPARATION
PRIMARY PRODUCT ETHANOL
COPRODUCT PROTEIN
3
CO_2
FUELS
MATERIALS
4

1. Carbon rich waste gases enter compressor. Solids must first be gasified.
2. LanzaTech Process occurs within proprietary bioreactor; microbe consumes carbon in gas and produces ethanol and protein coproduct.
3. Ethanol is an intermediate product that can be further upgraded and converted into high value sustainable materials and fuels.
4. Circularity-enabled with solid waste carbon gasified and emitted carbon captured and returned to the process.

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BROAD IP PORTFOLIO UNDERPINS GAS FERMENTATION BONA FIDES

Upstream Patents	Core Synthetic Biology & Fermentation Patents		Downstream Product Portfolio Patents
Feedstocks and characterization	Chassis Strains	Equipment Design	Product Recovery
Gasification integration with fermentation	Expression Strategies	Process Controls	Catalytic Products
Electrolysis for use of CO_2 in LT process	Enzyme Pathways	Biological Products	Secondary Fermentations
Gas Conditioning	Genetic Tools	Integrations	Nutrition Applications

LanzaTech has over 1,300 patents granted worldwide with over 575 pending

10

Section II Business Overview

THREE INTEGRATED AND COMPLEMENTARY BUSINESS LINES Innovation and IP underpin diversified business model that facilitates profitable growth 12 Joint Development & Contract Research • Contracted R&D work with partners that leverage world-class synthetic and computational biology toolkit to develop new microbes, optimize processes, and produce an extensive range of products • Expands addressable product markets and drives additional demand for Biorefining CCT plants Joint Development & Contract Research Biorefining: CCT Plants CarbonSmart™ Biorefining: Carbon Capture Transformation (CCT) Plants • Capital light business model; Licensing of core technology • Customers fund the capital required to build, which helps profitably decarbonize their processes CarbonSmart™ • LanzaTech as offtaker to supply major brands with the chemical building blocks for sustainable products • Product demand creates demand pull and accelerates deployment of Biorefining CCT plants $9.4 $11.6 $21.2 $4.0 $8.9 $13.9 $12.1 $0 $5 $10 $15 $20 $25 $30 $35 $40 2020 2021 2022 Biorefining: CCT Plants CarbonSmart Joint Development & Contract Research $18.4 $37.3 $25.5 Revenue Growth by Business Line: 2020 – 2022 $ millions

Asset Light • License technology to customers • Provide engineering services • Customers provide capital funding Revenue Diversification • One-time/Development Stage – equipment sales, engineering services, and startup services • Recurring/Operational Stage – royalties, microbes & media sales, and software/monitoring sales • Ability to co-develop projects with partners like Brookfield, creating additional optionality and revenue potential BIOREFINING: CARBON CAPTURE TRANSFORMATION (CCT) PLANTS 13 Biorefining: CCT Plants Joint Development & Contract Research CarbonSmart™

PROFITABLE UNIT LEVEL ECONOMICS FOR THE CUSTOMER

- Plant economics vary by region, feedstock, and chosen product
- **Economics are expected to be attractive** for plant sponsor, **exclusive of the benefit of carbon emission reductions**
- **Strong cash margins** on a per ton basis, driving **annual paybacks on invested capital of 4-6 years**
- "Feedstock Costs" represent the opportunity cost for which the customer may have otherwise used the waste gas
- Further upside to plant economics from:
  - — Declining feedstock costs as the cost of carbon increases
  - — Improvements to Capex and Opex
  - — Direct production of higher value chemicals

TPA	Tons per Annum (ethanol)
GPY	Gallons per Year (ethanol)
$/t	USD per ton (ethanol)

Expected Biorefining CCT Plant Economics

Plant Level Data	
Feedstock Type	Industrial Off-Gas
Production (TPA / million GPY)	50,000 / 16.7
Carbon Captured (tons per year)	~100,000
Project CapEx ($M)	$150

Potential avoided cost of $10mm per annum to the plant assuming a carbon price of $100/t

	Current ($/t)	Carbon Upside ($/t)
Revenues	**$1,115**	**$1,115**
Feedstock Costs	$(250)	+$100
OpEx Costs	$(375)	$(375)
Total Cash Costs	**$(625)**	**$(275)**
Cash Margin ($/t)	**$490**	**$840**
Annual Cash Margin ($M per year)	**$25**	**$42**

Source: LanzaTech management. Plant economics vary by region, size, feedstock, etc. The above is intended to be illustrative of the unit economics of plants. LanzaTech expects to continue to innovate around its platform technology in order to reduce operating expense and capital expenditures, but those innovations are not reflected in these estimates.

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15 PROFITABLE UNIT LEVEL ECONOMICS FOR LANZATECH Source: LanzaTech management. Plant economics vary by region, size, feedstock, etc. The above is intended to be illustrative of the unit economics of plants. KTA represents “thousand tons per annum”. Each Biorefining CCT plant generates a combination of both one-time and recurring cash flows to LanzaTech. Unit-level economics shown represent 50 KTA capacity unit. • One-Time/Development Stage Cash Flows: Engineering Services, Startup Services, and Equipment Sales • Recurring/Operational Stage Cash Flows: Royalties from Licensing, Sales of Microbes & Media, Sales of Monitoring & Software, and CarbonSmart™ related marketing fees ($ in millions) EXPECTED PLANT-LEVEL REVENUE TO LANZATECH EXPECTED PLANT-LEVEL EBITDA TO LANZATECH One-Time Revenue / EBITDA Recurring Revenue / EBITDA … … 90% Recurring Revenue 98% Recurring EBITDA ($ in millions) $2 $10 $6 10% $4 $8 $8 $8 90% Year T-2 Year T-1 Year 0 Year 1 Year 2 Year 20 Years 1-20 $1 $2 $1 2% $3 $7 $7 $7 98% Year T-2 Year T-1 Year 0 Year 1 Year 2 Year 20 Years 1-20

Partnership with Industrial Leaders Deploying LanzaTech Solutions ✓ De-risked technology at commercial-scale ✓ Multiple feedstocks deployed globally ✓ Licensing model where partners fund capital required for projects Shougang 16 WORLD CLASS PARTNERS CURRENTLY DEPLOYING AND COMMITTED TO ROLLING OUT BIOREFINING CCT PLANTS

AM Gent/Steelanol 2023 64 KTA SGLT #4 2023 60 KTA Freedom Pines Fuels 2023 10 MGPY Guizhou Jinze 2022 60 KTA Shoulang Jiyuan 2021 46 KTAShougang LanzaTech 2018 46 KTA Steel and Ferroalloy Gas MSW Refinery Gas Biomass Biogas CO2 +H2 SAF Facility Suncor/ERA Canada 2022 Sekisui 1/10th 2022 IOC Panipat 2023 34 KTA Project DRAGON Operating Commercial Scale Facility Operating Demonstration Scale Facility Late-Stage Construction or Commissioning1 Engineering2 1Project start-ups expected in 2023;2Partners not yet publicly announced for all opportunities 17 PROJECTS IN OPERATION, CONSTRUCTION AND ADVANCED ENGINEERING ACROSS THE GLOBE

STRONG PIPELINE THAT POSITIONS THE COMPANY FOR CONTINUED GROWTH AND SCALE

ACTIVE CUSTOMER BIOREFINING PROJECT PIPELINE[1]


60+
Active Engagements with Positive Technoeconomic Results
20+
Early-Stage Engineering
8
Advanced Engineering
4
Construction
5
Operating[2]

From TEA to Construction Completion: ~24-36 months

Repeatability, modularization, and templatizing narrows the timeline, lowers costs, and allows for several opportunities to proceed concurrently

PROJECT DEVELOPMENT & PIPELINE STAGE GATES

Techno Economic Analysis (TEA)	• Customer under NDA • Detailed data provided by customer, informing key inputs for modeling, costing, and LCA analysis for the opportunity
Early-Stage Engineering	• Customer advances to paid feasibility study • Provides additional layer of project detail and scoping
Advanced Engineering	• Basic engineering package purchased allowing for detailed engineering and FEED work • LanzaTech works closely with EPC through detailed engineering process
Construction	• Construction commences, with LanzaTech involved • Customer purchases key proprietary componentry and equipment • LanzaTech provides startup services and operational training during commissioning and startup
Operating	• Project completes commissioning and enters full time operations • LanzaTech receives recurring revenue streams associated with licensing royalties, sales of microbes & media, and sales of software services • LanzaTech seeks to secure offtake from licensed plants for CarbonSmart™ supply

[1] Biorefining project pipeline as of April 15, 2023; [2] Suncor ERA and Sekisui 1/10th are demonstration-scale plants.

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BROOKFIELD PARTNERSHIP DRIVES IMPLEMENTATION OF LANZATECH CO-DEVELOPMENT STRATEGY

Co-Development Strategy Overview

- Co-Development strategy allows LanzaTech to play a more active role as project developer, **bringing its partner's capital to the table** in instances where there may not be a natural licensee
- LanzaTech **receives all of its customary revenue streams** through the Co-Development **and expands total addressable projects**

Brookfield: Flagship Co-Development Partner

- Brookfield partnership **unlocks sophisticated infrastructure capital** to invest in projects and **further validates the LanzaTech technology platform**
- Structured framework agreement enables **capital-light project development solution** and **accelerates global project deployment**

Brookfield

Brookfield Partnership Catalyzes LanzaTech Co-Development Strategy

$500M

Up to $500M to invest in Biorefining CCT projects meeting pre-agreed milestones; Additional $500M investment possible

Drives Revenue

LanzaTech receives its customary one-time and recurring project-related revenue; LanzaTech participates in project economic upside

Broad Scope

Global focus enables broad deployment of Biorefining CCT technology

50% Offtake

LanzaTech eligible to take up to 50% of the offtake to place into CarbonSmart™

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CARBONSMART™: TRANSFORMING CARBON WASTE INTO SUSTAINABLE PRODUCTS

Chemicals

- LanzaTech as offtaker to supply major brands with sustainable chemical building blocks for their supply chains
- Product demand creates demand pull for Biorefining CCT plants and accelerates deployment
- Work with conversion partners to upgrade ethanol from Biorefining CCT plants to be used as polymers, materials, and plastics

Sustainable Aviation Fuel

- LanzaTech ethanol can be converted into sustainable aviation fuel (SAF) through the LanzaJet™ Alcohol-to-Jet process
- Further product demand pull for LanzaTech Biorefining CCT plants



CarbonSmart™
Biorefining:
CCT Plants
LT
Joint Development &
Contract Research

LanzaTech

20

$1T Addressable Market Potential for >1 billion tons/year of product from waste feedstocks TOTAL END MARKETS FOR PRODUCTS ENABLED BY THE LANZATECH PLATFORM Fuels Chemicals SolventsFragrancesMonomers 21 PolymersMaterials Ethanol1 LanzaTech ethanol may be sold into fuel markets Jet fuel via ethanol2 LanzaJetTM Alcohol-to-Jet process can convert LanzaTech ethanol to SAF Materials via ethanol3 LanzaTech ethanol can be converted into a wide range of materials, such as plastics, polymers, and textiles. Other chemicals and materials4 Synthetic biology enables the production of other chemicals, which can be upgraded to materials. +$765 billion +$335 billion +$180 billion +$85 billion 1 Ethanol ($89.1B, 2019, Grand View Research, 2 Jet fuel ($179.2B, 2018, Allied Market Research), 3 Ethylene ($222B, 2019, The Business Research Company), Ethylene Oxide ($45B, 2020, Research and Markets), PET ($43.8B, 2019, The Business Research Company), MEG ($26B, 2018, Market Research Future), 4 Acetone ($4.6B, 2019, Grand View Research), Isopropanol ($2.7B, 2019, Grand View Research), Isoprene ($2.6B, 2019, Technavio), Polypropylene ($116B, 2019, Grand View Research), Methyl Methacrylate (MMA) ($12.6B, 2019, Fortune Business Insights), Specialty chemicals ($630B, 2019, Grand View Research),

DEMAND FOR SUSTAINABLE PRODUCTS CREATES DEMAND PULL FOR ADDITIONAL LICENSED BIOREFINING CCT PLANTS

LanzaTech


WASTE CARBON
ETHANOL

LanzaTech's **commercial technology** created the chemical building block (ethanol) for this CarbonSmart™ product portfolio

PRODUCTS MADE FROM CARBON EMISSIONS

TEXTILES



SHOE SOLES



PACKAGING



CLEANING PRODUCTS


Plus
Potz
Potz

FRAGRANCES



SAF



DETERGENTS


OMO

CONTAINERS



SURFACTANTS


Sunlight

COTY SINCE 1904 · ZARA · MIGROS · mibelle GROUP · CRAGHOPPERS · Unilever · L'ORÉAL · On · virgin atlantic · H&M MOVE

22

MARKET FOR SAF DRIVES TAILWIND FOR LANZATECH

Alcohol-to-Jet technology developed within LanzaTech and in partnership with the US Department of Energy and the Pacific Northwest National Laboratory (PNNL)

Patented process & ASTM certified

LanzaJet spun out in 2020. ~25% ownership; path to majority through additional IP contribution

LanzaTech + LanzaJet

Significant competitive advantages from joint process

Lowest Cost Process[1]	**Direct CO_2 Feedstock Use**	**High Potential Jet Yield (90%)[2]**
Abundant Low-cost Feedstocks	**Non-food Based**	**Multiple Global Plants in Development**

SAF from LanzaJet Platform Creates Demand Pull for Waste-Based Ethanol

[1] As compared to Gasification + Fischer-Tropsch and hydro-processed esters and fatty acids (HEFA) [2] Source: LanzaTech Management

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SUSTAINABLE AVIATION FUELS MARKET OPPORTUNITY

"SAFs are the only viable near-term option to decrease emissions in the aviation sector, as they are compatible with current aircraft engines and fueling infrastructure and can power flights with no distance limits" (McKinsey & Company)[1]

The Rapid Growth of SAF *(As of 2022)*[2]

450,000 flights
2016: 500 flights
2025: 1 million flights

80+ MGPY
2016: 2M gallons
2025: 1.3B gallons

38 countries with SAF policies
2016: 2 countries
2025: Global agreement?

70% average CO_2 reduction
2016: ~60%
2025: ~80%

$17B in forward purchase
2016: $2.5 billion
2025: >$30 billion

7 technical pathways
2016: 4 pathways
2025: 11 pathways

Mandated Global Jet Fuel Demand



Billions of Gallons Per Year
0
70
2
120
14
140
24
150
61
160
2020
2025
2030
2035
2040
Expected SAF Mandate[3]
Expected Additional SAF Demand[4]
Jet Fuel Demand[5]

SAF Market Demand Drivers

Coalitions
BOARD NOW (coalition for sustainable flying), SABA (Sustainable Aviation Buyers Alliance), Eco Skies Alliance, World Economic Forum, Clean Skies for Tomorrow, Jet Zero Council

Notable Companies Represented
Microsoft, pwc, Boeing, Maersk, Nike, J.P.Morgan, BCG (Boston Consulting Group), DHL, Siemens, Visa, Bank of America

Select SAF Corporate Commitments

SAF Target	**10% by 2030**	**30% by 2030**	**30% by 2035**	**Net Zero by 2050**
Companies Committed	British Airways, Delta, Qantas, jetBlue, American Airlines	FedEx	UPS	United, ANA

[1] McKinsey & Company, Critical insights on the path to a net-zero aviation sector; [2] IATA 2025 Estimates; [3] 2020 and 2025 numbers from the International Air Transport Association. 2030, 2035 and 2040 numbers are assumed as 10%, 20% and 30% of global jet fuel demand, respectively. [4] World Economic Forum, Clean Skies for Tomorrow 2030 Ambition Statement [5] World Economic Forum, Clean Skies for Tomorrow Insight Report

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24

COMPLETE WASTE-TO-SAF SOLUTION THROUGH INTEGRATION WITH LANZAJET PLATFORM

~100B GPY commercial aviation fuel market drives significant demand for SAF[1]

LanzaJet™ Alcohol-to-Jet process creates significant demand pull for waste-based ethanol

Abundant, Waste-based Feedstock + **Low-Cost Process** =

Competitive Waste-to-SAF Solution

With opportunity to utilize existing ethanol supply today



WASTE CARBON GASES
LanzaTech
Ethanol
LanzaJet
Ethylene
Jet
Diesel
Water

Drop-In Ready – ASTM Approved // Patented Process

LanzaJet

EQUITY INVESTORS

Suncor, Shell, Mitsui & Co., British Airways, LanzaTech

OTHER INVESTORS AND STRATEGIC PARTNERS

Breakthrough Energy, U.S. Department of Energy, ANA, Microsoft, Pacific Northwest National Laboratory

[1] *https://www.energy.gov/eere/bioenergy/articles/sustainable-aviation-fuel-review-technical-pathways-report/*

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26 CONSTRUCTION OF LANZAJET’S 10M GPY SAF FACILITY TO BE COMPLETED IN 2023 DECEMBER 2022 APRIL 2023 Once operational, this facility will account for ~10 percent of global SAF production capacity1 and ~double the amount of current SAF production in the United States2 1 https://www.iata.org/en/iata-repository/pressroom/fact-sheets/fact-sheet---alternative- fuels/; 2 https://www.lanzajet.com/lanzajet-marks-major-milestone-on-its-freedom-pines- fuels-construction/

• Prioritization of product roadmap through paid, contracted work with partners to expand chemicals portfolio and optimize processes • World-class synthetic and computational biology capabilities to develop new microbes, optimize processes, and produce an extensive range of products • Expands addressable product markets and drives additional demand for Biorefining CCT plants • Facilitates LanzaTech’s continued investment in disruptive synthetic biology platform Joint Development & Contract Research JOINT DEVELOPMENT & CONTRACT RESEARCH 27 Biorefining: CCT PlantsCarbonSmart™

28 CUTTING EDGE CAPABILITIES AND PROCESSES World’s First Anaerobic Biofoundry Advanced AI & Modeling Rapid In Vitro Prototyping Platform Fermentation Fully Automated Engineering & Screening of Thousands of Anaerobic Gas Fermentation Strains Predictive & Low-Cost, Cell-Free Prototyping of Enzymes & Pathway Designs Fully-Integrated Predictive Metabolic & Process Models Benchtop & Pilot Scale Gas-Fed Reactors with Integrated Analytics & Data Collection World-Class Synthetic Biology Platform Global Leaders in Gas Fermentation

WHERE WE'RE HEADED: DIRECT PRODUCTION OF BULK COMMODITY CHEMICALS ON A DISTRIBUTED SCALE

"Hardware"

Existing Commercial Plants



Microbe 1.0
Ethanol

"Software"

New Strains To Expand Product Portfolio & Efficiency



Microbe 2.0
Isopropanol

Microbe 3.0
Acetone

Microbe 4.0
MEG

Microbe **...**

✓ **Same reactor** ✓ **Same feedstock** ✓ **Same process**

New product development and direct production of high value chemicals expands TAM and increases demand for Biorefining CCT licensing

Images generated with Biorender.com.

LanzaTech
29

LANZATECH ENABLES CARBON NEGATIVE PRODUCTS TODAY WITH FORESEEABLE IMPROVEMENT OVER TIME

Renewable Energy

Further reduces carbon intensity of LanzaTech process and products

Carbon Negative Feedstocks

Enable increasingly negative product carbon intensity

Net Zero Economy

Enabled by LanzaTech products

Sustainable Aviation Fuel with LanzaJet Process


g CO_2e/MJ
89
Fossil Equivalent[1]
14
LanzaTech
with biogas feedstock
LanzaTech
with renewable energy
-10

Monoethylene glycol (MEG) as a chemical intermediate


kg CO_2e/kg product
2.1
Fossil Equivalent[2]
LanzaTech
from offgas
-0.2
LanzaTech
with renewable energy
-0.8

[1] *ICAO Sustainable Aviation Fuels Guide, Version 2, December 2018, Page 6;* [2] *The ecoinvent database, version 3*

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31 Section III 2023 Execution Priorities

2023 EXECUTION PRIORITIES

1 SAFETY FIRST
Zero lost time injuries

2 ADJUSTED EBITDA
Reduce 2023 Adjusted EBITDA loss y/y by 10-20%: 2023E Adjusted EBITDA guidance of $(55M)-$(65M)
Pathway to Adjusted EBITDA positive by the end of 2024

3 GLOBAL PRODUCTION
Grow total installed nameplate capacity by ~100% to enable >300 KTA of waste-based ethanol
Commercial operations across multiple feedstocks & geographies including China, Europe, and India

4 COMMERCIAL GROWTH
Meet revenue guidance of $80M-$120M
Continued pipeline development to support >2x topline growth for 2024

5 PROCESS COMPETITIVENESS
Ongoing Optimization of profit/ton of CO_2 abatement
Demonstrate 1+ non-ethanol microbe at scale

32

33 THE WORLD HAS ENOUGH CARBON ABOVE GROUND TO MAKE EVERYTHING WE NEED

PROVEN COMMERCIALIZED TECHNOLOGY TO VALORIZE WASTE & PIONEER A NEW CIRCULAR CARBON ECONOMY

Complementary Business Model Accelerates Global Deployment of LanzaTech Platform

1. BIOREFINING: CCT PLANTS
2. CARBONSMART™ MARKETING
3. JOINT DEVELOPMENT & CONTRACT RESEARCH

- Robust Pipeline for Rapid, Global Growth
- 3 Commercial Plants In Continuous Operation and Counting
- Massive Addressable Market
- >54 Million Gallons of Ethanol Produced

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34

WELCOME TO THE POST POLLUTION FUTURE Nasdaq: LNZA

APPENDIX I: Corporate DNA Nasdaq: LNZA

SAFETY IS OUR TOP PRIORITY • Global commitment to zero lost time injuries • Ongoing systematic risk and hazard assessments at all global facilities • Strategic focus on executive-led safety initiatives, including risk and employee engagement 2022 SAFETY STATS 37

OUR PEOPLE ARE OUR COMPETITIVE ADVANTAGE 55% Women on Executive Team ~400* Global Employees in 11 Countries >90% 2023 YTD Employee Retention *May 2023 Company Statistics >40% Women on the Board of Directors 38

ESG IS OUR BUSINESS

1. We've set baselines using established ESG frameworks and guides, including:
   - GRI - framework
   - SASB - framework
   - TCFD – framework
   - Nasdaq ESG reporting guide

2. Conducted in-depth market and competitor analyses

3. Implemented processes to track annual metrics, including:
   - Scope I and II for U.S. Operations
   - Water recycling and usage
   - Global diversity figures
   - Environmental impact of our day-to-day operations
   - Sustainability audits for commercially operating facilities

4. Integrated metrics into executive-level performance

RSB | LanzaTech has been an RSB stakeholder community member for many years and has supported the certification of numerous licensee plants. LanzaTech has also achieved trader certification to ensure compliance across value chains containing carbon emissions recycled through the LanzaTech process.

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39

APPENDIX II: Summary Financial Results Nasdaq: LNZA

41 SUMMARY FINANCIAL RESULTS Summary Financial Results Year Ended December 31, % Change In thousands, except for percentages 2022 2021 2020 2022 vs. 2021 2021 vs. 2020 Revenue $37,343 $25,461 $18,353 47% 39% Net Loss $(76,356) $(46,689) $(37,713) Adjusted EBITDA1 $(69,220) $(44,792) $(34,263) Ending Total Cash2 $83,710 $128,732 $60,909 Reconciliation of Net Loss to Adjusted EBITDA Year Ended December 31, In thousands 2022 2021 2020 Net Loss $(76,356) $(46,689) $(37,713) Depreciation $4,660 $3,806 $2,979 Interest (income) expense $(8) $7 $351 Gain on extinguishment of debt - $(3,065) - Stock-based compensation expense and change in fair value of warrant liability3 $4,476 $3,094 $2,287 Gain from equity method investees, net $(1,992) $(1,945) $(2,167) Adjusted EBITDA $(69,220) $(44,792) $(34,263) 1 Adjusted EBITDA is calculated as net loss, excluding the impact of depreciation, interest income (expense), net, gain on extinguishment of debt, stock-based compensation and change in fair value of warrant liability, and loss/(gain) from equity method investees, net. Adjusted EBITDA is a supplemental measure that is not a substitute for, or superior to, measures of financial performance prepared in accordance with US GAAP. Adjusted EBITDA does not represent, and should not be considered, an alternative to net income (loss), as determined in accordance with US GAAP; 2 Cash and cash equivalents comprise cash on hand, restricted cash, demand deposits at banks, and other short-term, highly liquid investments with original maturity of three months or less that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value; 3 Stock-based compensation expense represents expense related to equity compensation plans